                                                                                                                        ITEM 77O (1)

DREYFUS VARIABLE INVESTMENT FUND

-QUALITY BOND PORTFOLIO

On April 2, 2012, Quality Bond Portfolio, a series of Dreyfus Variable Investment Funds (the "Fund"), purchased 285 5.125% senior notes due 2022 issued by The Hartford Financial Services Group, Inc. (CUSIP No. 416518AB4) (the "Senior Notes") at a purchase price of $99.456 per senior note including an underwriting discount of $0.650 per senior note.  The Senior Notes were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Goldman, Sachs & Co.

Barclays Capital Inc.

Deutsche Bank Securities Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Credit Suisse Securities (USA) LLC

UBS Securities LLC

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

BB&T Capital Markets, a division of Scott & Stringfellow, LLC

BNY Mellon Capital Markets, LLC

Lloyds Securities Inc.

PNC Capital Markets LLC

RBS Securities Inc.

SMBC Nikko Capital Markets Limited

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 13, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Variable Quality Bond Portfolio**
2. Anticipated Purchase Date: **4/02/12**
3. Total Net Assets of Account/Fund: **$93,870,387.21**
4. Type and Description of Security to be Purchased: **Hartford Finl Svcs Group 5.125% 4/15/22**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3 / Moody's BBB / S&P BBB- / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Goldman Sachs**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **800,000,000**
9. CUSIP: **416518AB4**
10. Amount Purchased by Account/Fund: **285 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.04%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.30%**
13. Purchase Price of Securities (if at par, so state): **99.456**
14. Commission/Spread Received by Principal Underwriters: **0.650%**
15. Yield (as applicable): **5.153%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.153%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **~~This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated~~ broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser **Signature** ________ **Date** 5/3/12

LOB CIO/COO Name (Print) David Leduc **Signature** ________ **Date** 5/2/12

Chief Compliance Officer Name (Print) Julia Braithwaite **Signature** ________ **Date** 5/2/12

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	7/13/12

                                                                                                                        ITEM 77O (2)

DREYFUS VARIABLE INVESTMENT FUND

-GROWTH AND INCOME PORTFOLIO

On September 11, 2012, Growth and Income Portfolio, a series of Dreyfus Variable Investment Fund (the "Fund"), purchased 6,360 shares of common stock issued by American International Group, Inc. (CUSIP No. 026874784) (the "Common Stock") at a purchase price of $32.50 per share including an underwriting discount of $0.121875 per share.  The Common Stock was purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Macquarie Capital (USA) Inc.

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

UBS Securities LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

HSBC Securities (USA) Inc.

Piper Jaffray & Co.

RBS Securities Inc.

Santander Investment Securities Inc.

Standard Chartered Bank

ING Financial Markets LLC

Blaylock Robert Van, LLC

CastleOak Securities, L.P.

Drexel Hamilton, LLC

Lebenthal & Co., LLC

Loop Capital Markets LLC

Mizuho Securities USA Inc.

Natixis Securities Americas LLC

Nomura Securities International, Inc.

PNC Capital Markets LLC

Raymond James & Associates, Inc.

Scotia Capital (USA) Inc.

SG Americas Securities, LLC

SMBC Nikko Capital Markets Limited

UniCredit Capital Markets LLC

BNY Mellon Capital Markets, LLC

C.L. King & Associates, Inc.

Dowling & Partners Securities, LLC

Keefe Bruyette & Woods, Inc.

MFR Securities, Inc.

Mischler Financial Group, Inc.

Muriel Siebert & Co., Inc.

Samuel A. Ramirez & Company, Inc.

Sanford C. Bernstein & Co., LLC

Sterne, Agee & Leach, Inc.

Stifel, Nicolaus & Company, Incorporated

Toussaint Capital Partners, LLC

The Williams Capital Group, L.P.

Atlantic Equities LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Variable-Growth and Income Fund**
2. Anticipated Purchase Date: **9/11/12**
3. Total Net Assets of Account/Fund: **$77,415,730**
4. Type and Description of Security to be Purchased: **American International Group (AIG)**
5. Credit Rating of Security (Rating/Rating Agency): **n/a**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **J.P. Morgan**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **18,000,000,000.00**
9. CUSIP: **026874784**
10. Amount Purchased by Account/Fund: **6,360 shares**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.000%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.267%**
13. Purchase Price of Securities (if at par, so state): **$32.50**
14. Commission/Spread Received by Principal Underwriters: **$0.121875**
15. Yield (as applicable): **n/a** %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **n/a** %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): The Boston Company Asset Management, LLC

LOB Portfolio Manager Name (Print): Elizabeth Slover	**Signature** [signature]	**Date: as of 09/11/12**
LOB CIO/COO Name (Print): Joseph Gennaco	**Signature** [signature]	**Date: as of 09/11/12**
Chief Compliance Officer Name (Print): Jennifer Cassedy	**Signature** [signature]	**Date: as of 09/11/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                                                                        ITEM 77O (3)

DREYFUS VARIABLE INVESTMENT FUND

-INTERNATIONAL EQUITY PORTFOLIO

On September 26, 2012, International Equity Portfolio, a series of Dreyfus Variable Investment Fund (the "Fund"), purchased 10754 American depositary shares issued by Grupo Financiero Santander Mexico, S.A.B. de C.V. (CUSIP No. 40053C105) (the "ADS") at a purchase price of $12.1849 per share including an underwriting discount and commission of $0.3254 per share.  The ADS was purchased from UBS Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Santander Investment Securities Inc.

UBS Securities LLC

Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

RBC Capital Markets, LLC

Itau BBA USA Securities Inc.

Banca IMI S.p.A.

Banco Espirito Santo de Investimento, S.A., Sucursal en España

BNY Mellon Capital Markets, LLC

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Mizuho Securities USA Inc.

UniCredit Capital Markets LLC

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: Dreyfus Variable Investment Fund: International Equity Portfolio
2. Anticipated Purchase Date: 26 September 2012
3. Total Net Assets of Account/Fund: $36,789,316
4. Type and Description of Security to be Purchased: Grupo Financiero Santander ADR
5. Credit Rating of Security (Rating/Rating Agency): N/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: UBS Investment Bank
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: $2,900,000,000
9. CUSIP: 40053C105
10. Amount Purchased by Account/Fund: 10754 units, $131,036
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.35%
13. Purchase Price of Securities (if at par, so state): $12.185
14. Commission/Spread Received by Principal Underwriters: 0.325 cents per share
15. Yield (as applicable): N/A
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: N/A
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): N/A
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): N/A

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **For Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print):

LOB Portfolio Manager Name (Print) Paul Markham Signature [signature] Date 19/10/12

LOB CIO/Alternate Name (Print) Jeff Munroe Signature [signature] Date 19/10/12

Chief Compliance Officer Name (Print) James Belby Signature [signature] Date 19/11/12

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.
- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:
- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

            ITEM 77O (4)

DREYFUS VARIABLE INVESTMENT FUND

-QUALITY BOND PORTFOLIO

On September 5, 2012, Quality Bond Portfolio, a series of Dreyfus Variable Investment Fund (the "Fund"), purchased 310 1.250% notes due 2015 issued by Wellpoint, Inc.  (CUSIP No. 94973VAZ0) (the "Notes") at a purchase price of $99.959 per note including an underwriting discount of 0.350% per note. The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

UBS Securities LLC

Wells Fargo Securities, LLC

Morgan Stanley & Co. LLC

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

J.P. Morgan Securities LLC

BB&T Capital Markets, a division of Scott & Stringfellow, LLC

BNY Mellon Capital Markets, LLC

Fifth Third Securities, Inc.

The Huntington Investment Company

Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc.

PNC Capital Markets LLC

SMBC Nikko Capital Markets Limited

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Variable Quality Bond Portfolio**
2. Anticipated Purchase Date: **9/05/12**
3. Total Net Assets of Account/Fund: **$92,647,555.85**
4. Type and Description of Security to be Purchased: **Wellpoint Inc 1.250% 9/10/15**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2 / Moody's A- / S&P BBB+ / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Citigroup Global**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **625,000,000**
9. CUSIP: **94973VAZ0**
10. Amount Purchased by Account/Fund: **310 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.05%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.33%**
13. Purchase Price of Securities (if at par, so state): **99.959**
14. Commission/Spread Received by Principal Underwriters: **0.350%**
15. Yield (as applicable): **1.251%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **1.251%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 10/1/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 10/1/12

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/1/12

Notes:
If the transaction pertains to an advised or sub advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

            ITEM 77O (5)

DREYFUS VARIABLE INVESTMENT FUND

-QUALITY BOND PORTFOLIO

On August 7, 2012, Quality Bond Portfolio, a series of Dreyfus Variable Investment Fund (the "Fund"), purchased 235 4 1/2% debentures due 2042 issued by Time Warner Cable Inc. (CUSIP No. 88732JBD9) (the "Debentures") at a purchase price of $99.439 per debenture including an underwriting discount of 0.875% per debenture.  The Debentures were purchased from Morgan Stanley & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC

RBC Capital Markets, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Credit Agricole Securities (USA) Inc.

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Lloyds Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc.

RBS Securities Inc.

Samuel A. Ramirez & Company, Inc.

SMBC Nikko Capital Markets Limited

UBS Securities LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Variable Quality Bond Portfolio**
2. Anticipated Purchase Date: **8/07/12**
3. Total Net Assets of Account/Fund: **$92,812,158.20**
4. Type and Description of Security to be Purchased: **Time Warner Cable Inc 4.500% 9/15/42**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2 / Moody's BBB / S&P BBB / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Morgan Stanley**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,250,000,000**
9. CUSIP: **88732JBD9**
10. Amount Purchased by Account/Fund: **235 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.02%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.25%**
13. Purchase Price of Securities (if at par, so state): **99.439**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **4.525%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.525%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 10/1/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 10/1/12

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 9/28/12

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                        ITEM 77O (6)

DREYFUS VARIABLE INVESTMENT FUND

-QUALITY BOND PORTFOLIO

On September 11, 2012, Quality Bond Portfolio, a series of Dreyfus Variable Investment Fund (the "Fund"), purchased 270 2.550% senior notes due September 18, 2015 issued by The Royal Bank of Scotland Group plc (CUSIP No. 780099CC9) (the "Senior Notes") at a purchase price of $99.943 per senior note including an underwriting discount of 0.300% per senior note.  The Senior Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

RBS Securities Inc.

Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

CIBC World Markets Corp.

HSBC Securities (USA) Inc.

nabSecurities, LLC

RBC Capital Markets, LLC

TD Securities (USA) LLC

UBS Securities LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Variable Quality Bond Portfolio**
2. Anticipated Purchase Date: **9/11/12**
3. Total Net Assets of Account/Fund: **$92,587,155.31**
4. Type and Description of Security to be Purchased: **Royal Bank of Scotland 2.550% 9/18/15**
5. Credit Rating of Security (Rating/Rating Agency): **Baa1 / Moody's A- / S&P A / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **RBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **2,000,000,000**
9. CUSIP: **780099CC9**
10. Amount Purchased by Account/Fund: **270 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.29%**
13. Purchase Price of Securities (if at par, so state): **99.943**
14. Commission/Spread Received by Principal Underwriters: **0.300%**
15. Yield (as applicable): **2.551%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **2.551%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 10/18/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 10/18/12

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/18/12

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	10/12/12

3rd Quarter 2012